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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (Date of earliest event reported): October 12, 2006

                             TOWER AUTOMOTIVE, INC.
             (Exact name of Registrant as specified in its charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

                1-12733                                41-1746238
        (Commission File Number)            (IRS Employer Identification No.)


                    27175 HAGGERTY ROAD, NOVI, MICHIGAN 48377
               (Address of Principal Executive Offices) (Zip Code)

                                 (248) 675-6000
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     /__/ Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

     /__/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
          CFR 240.14a-12)

     /__/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     /__/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 ( c))



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SECTION 5 -- CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On October 12, 2006, Christopher T. Hatto, the Chief Accounting Officer of Tower Automotive, Inc. (the "Company"), notified the Company that he will be resigning from the Company on November 3, 2006. The Company intends to immediately commence a search for Mr. Hatto's replacement. To the extent a replacement is not named prior to November 3, Mr. James A. Mallak, the Company's Chief Financial Officer, will assume the responsibilities of the Chief Accounting Officer on an interim basis.



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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                   TOWER AUTOMOTIVE, INC.
                                                        REGISTRANT


Date:  October 16, 2006                          /s/ James A. Mallak
                                               --------------------------------
                                                     James A. Mallak
                                                     Chief Financial Officer